                                                                    EXHIBIT 10.4

                                                                 EXECUTION COPY

                                    AMENDMENT dated as of April 1, 2005 (this
                           "Amendment") to the RECEIVABLES SALE AGREEMENT, dated
                           as of November 30, 2004 (the "Agreement"), by and
                           among each of the Sellers listed on the signature
                           pages thereto (each, a "Seller"), AFFINIA GROUP INC.,
                           a Delaware Corporation ("Affinia Group") in its
                           capacity as agent for the Sellers thereunder (in such
                           capacity, the "Seller Agent", and together with the
                           Sellers, the "Seller Parties") and AFFINIA
                           RECEIVABLES LLC, a Delaware limited liability company
                           ("Finance Subsidiary").

                  In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. DEFINED TERMS. Capitalized terms used but not
otherwise defined herein will have the meanings as defined in the Agreement.

                  SECTION 2. AMENDMENTS TO DEFINITIONS. The definition of Net
Worth set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

                  "Net Worth" means as of the last Business Day of each
Calculation Period preceding any date of determination, the excess, if any, of
(a) the aggregate Outstanding Balance of the Receivables at such time, over (b)
the sum of (i) the aggregate Capital outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Capital Note and the aggregate outstanding principal balance of the Intercompany Note (including any advance proposed to be made under the Intercompany Note on the date of determination).

                  SECTION 3. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

                  SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement.

                  SECTION 5. AGREEMENT IN FULL FORCE AND EFFECT. Except as
expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.
After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

                  SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof, upon satisfaction on or prior to the date hereof, of the following condition: this Amendment shall have been executed and delivered by the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                           AFFINIA GROUP INC.

                           By:  /s/  Susan J. Stewart
                              --------------------------------------------------
                           Name:  Susan J. Stewart
                           Title: Assistant Secretary

                           AFFINIA RECEIVABLES LLC, as Finance Subsidiary

                           By:  /s/  Tom Kaczynski
                              --------------------------------------------------
                           Name:  Tom Kaczynski
                           Title: Treasurer

                           BRAKE PARTS INC.
                           KRIZMAN INTERNATIONAL INC.
                           WIX FILTRATION CORP., as Sellers

                           By:  /s/  Susan J. Stewart
                              --------------------------------------------------
                           Name:  Susan J. Stewart
                           Title: Assistant Secretary

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